Income Taxes	6 Months Ended
Jun. 30, 2022
Income Taxes
Income Taxes

(13) Income Taxes

As mentioned in note 1 - Business Description and Basis of Presentation, following the closing of the Business Combination, GBTG conducts its business through GBT JerseyCo in an Up-C structure. Both, prior to and subsequent to the Business Combination, GBT JerseyCo was and is treated as a partnership for U.S. income tax purposes and, as such, GBT JerseyCo generally will not be subject to U.S. income tax under current U.S. tax laws. Instead, taxable income is allocated to holders of it’s A ordinary shares and B ordinary shares. GBTG is subject to U.S. income taxes with respect to its distributive share of the items of the net taxable income or loss and any related tax credits of GBT JerseyCo. GBTG is also subject to taxes in respect of any taxable gains or losses, if any, it recognizes or realizes during the period along with any deferred taxes on outside basis differences in value of its investment in GBT JerseyCo.

As a result of the Business Combination, GBTG recorded deferred tax assets related to its investments in GBT JerseyCo of $26 million and deferred tax liabilities of $40 million for foregone foreign tax credits in the U.S. on the foreign source earnings necessary to realize GBTG’s allocable share of GBT JerseyCo’s net deferred tax assets resulting in a net $14 million deferred tax liability.

The differences between the Company’s effective tax rate and the U.S. federal statutory tax rate of 21% generally results from various factors, including the geographical distribution of taxable income, state and foreign taxes, tax credits, fair value movements of Earnout Shares and warrants and permanent differences between the book and tax treatment of certain items. Additionally, the amount of income taxes is subject to the Company’s interpretation of applicable tax laws in the jurisdictions in which the Company files its income tax returns.

For the three and six months ended June 30, 2022, GBTG’s income tax benefit was $4 million and $29 million, respectively. The Company’s effective tax rate for the three and six months ended June 30, 2022 was 80% and 25%, respectively, primarily due to non-taxability of fair value movements of Earnout Shares and warrants recorded during the second quarter of 2022.

For the three and six months ended June 30, 2021, GBTG’s income tax benefit was $73 million and $95 million, respectively. The Company’s effective tax rate for the three and six months ended June 30, 2021 was 56% and 37%, respectively, primarily due to the change in U.K.’s enacted tax rates from 19% to 25%, in the second quarter of 2021, and which becomes effective from April 2023. As a result of change in the enacted tax rate, the deferred tax assets and liabilities were remeasured in the second quarter of 2021, that resulted in recognition of additional deferred tax benefit of $35 million. The Company measures its deferred tax assets and liabilities at the rate at which they are expected to reverse in future periods.